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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of EduTrek International, Inc. on Form S-8 of our report dated July 18, 1997 appearing in EduTrek International, Inc.'s 424(b) Prospectus dated September 23, 1997.




/s/ Deloitte & Touche, LLP


Atlanta, Georgia
February 19, 1998